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                                                                      EXHIBIT 25



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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                               ------------------

                       WILLIAMS COMMUNICATIONS GROUP, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     73-1462856
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Williams Center
Tulsa, Oklahoma                                              74172
(Address of principal executive offices)                     (Zip code)


                               ------------------

                          ____% senior notes due 200__
                       (Title of the indenture securities)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:
    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


---------------------------------------------------------------------------------------------------------
                  Name                                                           Address
---------------------------------------------------------------------------------------------------------

    Superintendent of Banks of the State of                           2 Rector Street, New York,
    New York                                                          N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                      N.Y.  10045

    Federal Deposit Insurance Corporation                             Washington, D.C.  20429

    New York Clearing House Association                               New York, New York 10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-

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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of August, 1999.


                                           THE BANK OF NEW YORK



                                           By: /s/ REMO J. REALE
                                              ----------------------------------
                                               Name:  REMO J. REALE
                                               Title: ASSISTANT VICE PRESIDENT



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                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER    DESCRIPTION
  -------   -----------

    1.      A copy of the Organization Certificate of The Bank of New York
            (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
            Form T-1 filed with Registration Statement No. 33-21672 and Exhibit
            1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4.      A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form
            T-1 filed with Registration Statement No. 33-31019.)

    6.      The consent of the Trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No.
            33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                   Dollar Amounts
ASSETS                                                                              In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........................   $     5,597,807
   Interest-bearing balances ...................................................         4,075,775
Securities:
   Held-to-maturity securities .................................................           785,167
   Available-for-sale securities ...............................................         4,159,891
Federal funds sold and Securities purchased under
   agreements to resell ........................................................         2,476,963
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............38,028,772
   LESS: Allowance for loan and
     lease losses............568,617
   LESS: Allocated transfer risk
     reserve........................16,352
   Loans and leases, net of unearned income,
     allowance, and reserve ....................................................        37,443,803
Trading Assets .................................................................         1,563,671
Premises and fixed assets (including capitalized
   leases) .....................................................................           683,587
Other real estate owned ........................................................            10,995
Investments in unconsolidated subsidiaries and
   associated companies ........................................................           184,661
Customers' liability to this bank on acceptances
   outstanding .................................................................           812,015
Intangible assets ..............................................................         1,135,572
Other assets ...................................................................         5,607,019
                                                                                   ---------------
Total assets ...................................................................   $    64,536,926
                                                                                   ===============


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

LIABILITIES
Deposits:
   In domestic offices .........................................................   $    26,488,980
   Noninterest-bearing.......................10,626,811
   Interest-bearing..........................15,862,169
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................................        20,655,414
   Noninterest-bearing..........................156,471
   Interest-bearing..........................20,498,943
Federal funds purchased and Securities sold under
   agreements to repurchase ....................................................         3,729,439
Demand notes issued to the U.S.Treasury ........................................           257,860
Trading liabilities ............................................................         1,987,450
Other borrowed money:
   With remaining maturity of one year or less .................................           496,235
   With remaining maturity of more than one year
     through three years .......................................................               465
   With remaining maturity of more than three years ............................            31,080
Bank's liability on acceptances executed and
   outstanding .................................................................           822,455
Subordinated notes and debentures ..............................................         1,308,000
Other liabilities ..............................................................         2,846,649
                                                                                   ---------------
Total liabilities ..............................................................        58,624,027
                                                                                   ===============
EQUITY CAPITAL
Common stock ...................................................................         1,135,284
Surplus ........................................................................           815,314
Undivided profits and capital reserves .........................................         4,001,767
Net unrealized holding gains (losses) on
   available-for-sale securities ...............................................            (7,956)
Cumulative foreign currency translation adjustments.............................           (31,510)
                                                                                   ---------------
Total equity capital ...........................................................         5,912,899
                                                                                   ---------------
Total liabilities and equity capital ...........................................   $    64,536,926
                                                                                   ===============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni         )
Alan R. Griffith        )                                    Directors
Gerald L. Hassell       )


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